UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2006

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire		03063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 24, 2006, State Street Bank and Trust Company of New Hampshire (“State Street”), the trustee of the American Bar Association Members / State Street Collective Trust (the “Collective Trust”), and T. Rowe Price Associates, Inc. (“T. Rowe”) entered into an Investment Advisor Agreement pursuant to which, effective March 1, 2006, T. Rowe will provide investment advice with respect to a portion of the Collective Trust’s Large-Cap Growth Equity Fund (the “Fund”). A copy of the Investment Advisor Agreement is filed as an exhibit hereto.

T. Rowe is replacing RCM Capital Management LLC (“RCM”), one of two current investment advisors to the actively managed portion of the Fund. Capital Guardian Trust Company, the other of the Fund’s active investment advisors, will continue to serve as an investment advisor with respect to the portion of the Fund for which it now provides advice. A fee is paid to each investment advisor based on the amount of assets allocated to that investment advisor. Upon completion of the changes in the investment advisors described above, the investment advisor fee payable to T. Rowe for the portion of the Fund for which it will serve as investment advisor will be at an annual rate of .35% of the value of the assets of such portion of the Fund, so long as the value of such assets remains above $200 million in amount (such assets were $297 million as of December 31, 2005). Should the value of such assets fall to or below $200 million but remain above $100 million, the investment advisor fee payable to T. Rowe will change to an annual rate of .40% of such value, and should the value of such assets fall to or below $100 million, the investment advisor fee will change to an annual rate of .50% of the first $50 million of such value and .45% of such value in excess of $50 million (subject possibly to certain transitional credits in favor of the Fund as asset levels in the portion of the Fund allocated to T. Rowe approach the relevant breakpoints)

In connection with the replacement of RCM by T. Rowe as one of the investment advisors to the actively managed portion of the Large-Cap Growth Equity Fund, State Street entered into an Eighth Amended and Restated Fund Declaration of the Large-Cap Growth Equity Fund effective as of March 1, 2006, a copy of which is filed as an exhibit hereto.

On January 24, 2006, State Street Bank and Trust Company, as trustee of the American Bar Association Members Retirement Trust and the American Bar Association Members Pooled Trust for Retirement Plans (“State Street Bank”), ABA Retirement Funds (formerly called the American Bar Retirement Association) (“ARF”) and CitiStreet Advisors LLC (“CitiStreet Advisors”) entered into an Investment Advisory Services Agreement pursuant to which, effective on or about March 1, 2006, CitiStreet Advisors will make available to participants in the American Bar Association Members Retirement Plan and certain individually designed retirement plans through its call center the services of its investment advisor representatives. Through the call center, CitiStreet Advisors will provide participants individualized investment advice regarding the investment options under the Collective Trust over the phone through its investment advisor representatives or via the Internet through access to an already existing advisor service web site. A copy of the Investment Advisory Services Agreement is filed as an exhibit hereto.

On January 24, 2006, State Street Bank and ARF entered into agreements amending (i) the American Bar Association Members Pooled Trust for Retirement Plans, (ii) the American Bar Association Members Retirement Trust and (iii) the Administrative and Investment Services Agreement in order to (a) evidence the name change of the American Bar Retirement Association to “ABA Retirement Funds” and (b) allow for the provision of the investment advisory services described above to be provided by CitiStreet Advisors. Copies of the amendments to the American Bar Association Members Pooled Trust for Retirement Plans, the American Bar Association Members Retirement Trust and the Administrative and Investment Services Agreement are filed as exhibits hereto.

ITEM 3.03 Material Modification to Rights of Security Holders.

As more fully described in the Collective Trust’s Current Report on Form 8-K filed August 23, 2005, on August 18, 2005, State Street Bank and ARF entered into an amendment to the Administrative and Investment Services Agreement effective January 1, 2003, as amended effective December 1, 2004, between State Street Bank and ARF (the “AISA Agreement”), which amendment became effective on October 1, 2005, pursuant to which State Street Bank and ARF agreed that, among other things, the schedule of annual trust, management and administration fees payable to State Street Bank be increased. As a result of the changes in the trust, management and administration fees described in such Current Report, on January 24, 2006, each of the Fund Declarations of the Collective Trust was amended, effective as of October 1, 2005, to reflect such changes. A copy of the amendment to Fund Declarations is filed as an exhibit hereto.

In connection with the replacement of RCM by T. Rowe as one of the investment advisors to the actively managed portion of the Large-Cap Growth Equity Fund, as more fully described in Item 1.01 of this Current Report on Form 8-K, State Street entered into an Eighth Amended and Restated Fund Declaration of the Large-Cap Growth Equity Fund effective as of March 1, 2006, a copy of which is filed as an exhibit hereto.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
3.7	American Bar Association Members/State Street Collective Trust, Eighth Amended and Restated Fund Declaration of the Large-Cap Growth Equity Fund.

3.16	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective as of October 1, 2005.

10.3.1	Amendment Number Three to the American Bar Association Members Retirement Trust dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.4.1	Amendment Number Three to the American Bar Association Members Pooled Trust for Retirement Plans dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.7.5	Amendment No. 4 to Administrative and Investment Services Agreement dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.29	Investment Advisor Agreement effective as of March 1, 2006 by and between State Street Bank and Trust Company of New Hampshire and T. Rowe Price Associates, Inc.

10.30	Investment Advisory Services Agreement dated January 24, 2006 by and among the ABA Retirement Funds (formerly called the American Bar Retirement Association), State Street Bank and Trust Company and CitiStreet Advisors LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: January 25, 2006	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.7	American Bar Association Members/State Street Collective Trust, Eighth Amended and Restated Fund Declaration of the Large-Cap Growth Equity Fund.

3.16	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective as of October 1, 2005.

10.3.1	Amendment Number Three to the American Bar Association Members Retirement Trust dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.4.1	Amendment Number Three to the American Bar Association Members Pooled Trust for Retirement Plans dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.7.5	Amendment No. 4 to Administrative and Investment Services Agreement dated January 24, 2006 by and between ABA Retirement Funds (formerly called the American Bar Retirement Association) and State Street Bank and Trust Company.

10.29	Investment Advisor Agreement effective as of March 1, 2006 by and between State Street Bank and Trust Company of New Hampshire and T. Rowe Price Associates, Inc.

10.30	Investment Advisory Services Agreement dated January 24, 2006 by and among the ABA Retirement Funds (formerly called the American Bar Retirement Association), State Street Bank and Trust Company and CitiStreet Advisors LLC.